AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              GUMP & COMPANY, INC.


         Gump & Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

1. The name of the Corporation is Gump & Company, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 28, 1988, under the name Brian Capital, Inc.

2. This Amended and Restated Certificate of Incorporation restates and amends the original Certificate of Incorporation, as amended, in its entirety.

3. The Board of Directors of the Corporation, by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the "DGCL"), has adopted resolutions declaring advisable and in the best interests of the Corporation this Amended and Restated Certificate of Incorporation and directing that it be submitted to and considered by the stockholders of the Corporation in accordance with the provisions of Section 245 of the DGCL.

4. In lieu of a meeting and vote of the stockholders, this Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the terms of the Original Certificate of Incorporation and the provisions of Sections 228(a), 242(b) and 245 of the DGCL by the consent of the holders of a majority of the outstanding shares of the common stock of the Corporation.

5. The text of the Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to provide as herein set forth in full.

         First: The name of the Corporation is CRD Holdings, Inc.

         Second: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Wilmington, Delaware 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporate Agents, Inc.

         Third: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

         Fourth: The Corporation shall have two classes of capital stock ("Capital Stock"): Common Stock, $0.001 par value per share ("Common Stock"), and Preferred Stock, $0.001 par value per share ("Preferred Stock"). The aggregate number of shares of Capital Stock that the Corporation will have authority to issue is Fifty Million (50,000,000), of which Forty Million
(40,000,000) will be shares of Common Stock, and of which Ten Million (10,000,000) will be shares of Preferred Stock.


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

         Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law. The Board of Directors may increase or decrease the number of authorized shares within each series, whether or not any of such shares are outstanding; provided, however, that the Board of Directors may not decrease the number of authorized shares within a series below the number of shares within such series that are then issued and outstanding.

         Fifth: No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

         Sixth: At all meetings of stockholders, a quorum will be present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

         Seventh: Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

         Eighth: The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

         Ninth: (a) The Corporation will, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.


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


         (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Tenth: To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article Tenth shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article Tenth.

         EXECUTED as of the 12th day of June 2002.



                                                      By: /s/ Mark Disalvo
                                                         -----------------------
                                                         Mark Disalvo, President
ATTEST:


-----------------------
Secretary



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